EXHIBIT 99.1

VEECO REPORTS THIRD QUARTER 2023 FINANCIAL RESULTS

Third Quarter 2023 Highlights:

●	Revenue of $177.4 million, compared with $171.9 million in the same period last year
●	GAAP net income of $24.6 million, or $0.42 per diluted share, compared with $15.0 million, or $0.27 per diluted share in the same period last year
●	Non-GAAP net income of $31.0 million, or $0.53 per diluted share, compared with $26.0 million, or $0.45 per diluted share in the same period last year

Plainview, N.Y., November 6, 2023 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third quarter ended September 30, 2023. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q3 '23	Q3 '22
Revenue	$177.4	$171.9
Net income	$24.6	$15.0
Diluted earnings per share	$0.42	$0.27

Non-GAAP Results	Q3 '23	Q3 '22
Operating income	$32.7	$28.4
Net income	$31.0	$26.0
Diluted earnings per share	$0.53	$0.45

“Veeco reported another quarter of strong top and bottom-line results, both above the high-end of our guidance” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “In addition, our strategic initiative to grow in the Semiconductor market continues to gain traction. Veeco had several key business wins during the quarter, and we recently shipped our first Nanosecond Annealing system to a Tier 1 logic customer for evaluation. We view this as an important milestone in expanding laser annealing into a broad range of new Semiconductor applications.”

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2023:

●	Revenue is expected in the range of $155 million to $175 million
●	GAAP diluted earnings per share are expected in the range of $0.22 to $0.33
●	Non-GAAP diluted earnings per share are expected in the range of $0.35 to $0.45

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 6, 2023 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net sales	$177,366	$171,913	$492,511	$492,338
Cost of sales	100,489	101,962	286,107	292,109
Gross profit	76,877	69,951	206,404	200,229
Operating expenses, net:
Research and development	28,817	27,104	83,762	77,237
Selling, general, and administrative	22,814	22,144	69,263	67,987
Amortization of intangible assets	2,123	2,505	6,358	7,514
Other operating expense (income), net	860	634	1,264	587
Total operating expenses, net	54,614	52,387	160,647	153,325
Operating income	22,263	17,564	45,757	46,904
Interest expense, net	247	(2,315)	(1,187)	(7,753)
Other income (expense), net	—	—	(97,091)	—
Income (loss) before income taxes	22,510	15,249	(52,521)	39,151
Income tax expense (benefit)	(2,064)	208	(516)	1,125
Net income (loss)	$24,574	$15,041	$(52,005)	$38,026

Income (loss) per common share:
Basic	$0.44	$0.30	$(0.98)	$0.76
Diluted	$0.42	$0.27	$(0.98)	$0.70

Weighted average number of shares:
Basic	55,352	49,887	52,978	49,831
Diluted	59,636	65,151	52,978	65,090

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2023	2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$156,419	$154,925
Restricted cash	378	547
Short-term investments	130,117	147,488
Accounts receivable, net	122,393	124,221
Contract assets	29,475	16,507
Inventories	252,120	206,908
Prepaid expenses and other current assets	29,898	18,305
Total current assets	720,800	668,901
Property, plant and equipment, net	118,213	107,281
Operating lease right-of-use assets	24,960	26,467
Intangible assets, net	46,069	23,887
Goodwill	214,964	181,943
Deferred income taxes	118,069	116,349
Other assets	3,158	3,355
Total assets	$1,246,233	$1,128,183

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$62,985	$52,049
Accrued expenses and other current liabilities	65,599	56,031
Customer deposits and deferred revenue	138,723	127,223
Income taxes payable	479	2,432
Current portion of long-term debt	—	20,169
Total current liabilities	267,786	257,904
Deferred income taxes	6,865	1,285
Long-term debt	274,646	254,491
Long-term operating lease liabilities	32,154	33,581
Other liabilities	20,302	3,098
Total liabilities	601,753	550,359

Total stockholders’ equity	644,480	577,824
Total liabilities and stockholders’ equity	$1,246,233	$1,128,183

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q3 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended September 30, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$177,366					$177,366
Gross profit	76,877	1,556				78,433
Gross margin	43.3%					44.2%
Operating expenses	54,614	(5,864)	(2,123)	(911)		45,716
Operating income	22,263	7,420	2,123	911	^	32,717
Net income	24,574	7,420	2,123	(3,077)	^	31,040

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q3 2023)

(in thousands)
(unaudited)

Three months ended September 30, 2023
Changes in contingent consideration	$818
Acquisition related	93
Subtotal	911
Non-cash interest expense	311
Non-GAAP tax adjustment *	(4,299)
Total Other	$(3,077)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q3 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30, 2023
	GAAP	Non-GAAP
Numerator:
Net income	$24,574	$31,040
Interest expense associated with 2025 and 2027 Convertible Senior Notes	513	466
Net income available to common shareholders	$25,087	$31,506

Denominator:
Basic weighted average shares outstanding	55,352	55,352
Effect of potentially dilutive share-based awards	1,391	1,391
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,789	1,355
Diluted weighted average shares outstanding	59,636	59,202

Net income per common share:
Basic	$0.44	$0.56
Diluted	$0.42	$0.53

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q3 2022)

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended September 30, 2022	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$171,913					$171,913
Gross profit	69,951	1,195		1,102		72,248
Gross margin	40.7%					42.0%
Operating expenses	52,387	(5,015)	(2,505)	(981)		43,886
Operating income	17,564	6,210	2,505	2,083	^	28,362
Net income	15,041	6,210	2,505	2,252	^	26,008

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q3 2022)

(in thousands)
(unaudited)

Three months ended September 30, 2022
Transition expenses related to San Jose expansion project	$1,936
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	147
Subtotal	2,083
Non-cash interest expense	242
Non-GAAP tax adjustment *	(73)
Total Other	$2,252

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q3 2022)

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30, 2022
	GAAP	Non-GAAP
Numerator:
Net income	$15,041	$26,008
Interest expense associated with convertible notes	2,549	2,467
Net income available to common shareholders	$17,590	$28,475

Denominator:
Basic weighted average shares outstanding	49,887	49,887
Effect of potentially dilutive share-based awards	801	801
Dilutive effect of 2023 Convertible Senior Notes	—	504
Dilutive effect of 2025 Convertible Senior Notes	5,521	5,521
Dilutive effect of 2027 Convertible Senior Notes (1)	8,942	6,771
Diluted weighted average shares outstanding	65,151	63,484

Net income per common share:
Basic	$0.30	$0.52
Diluted	$0.27	$0.45

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q3 2023 and 2022)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	September 30, 2023	September 30, 2022
GAAP Net income	$24,574	$15,041
Share-based compensation	7,420	6,210
Amortization	2,123	2,505
Transition expenses related to San Jose expansion project	—	1,936
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	—	147
Changes in contingent consideration	818	—
Acquisition related	93	—
Interest (income) expense, net	(247)	2,315
Income tax expense (benefit)	(2,064)	208
Non-GAAP Operating income	$32,717	$28,362

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2023)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
December 31, 2023	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$155	-	$175				$155	-	$175
Gross profit	66	-	76	1	—	—	67	-	77
Gross margin	42%	-	43%				43%	-	44%
Operating expenses	53	-	55	(6)	(2)	—	45	-	47
Operating income	14	-	21	7	2	—	23	-	30
Net income	$13	-	$20	7	2	(2)	$20	-	$27

Income per diluted common share	$0.22	-	$0.33				$0.35	-	$0.45

Income per Diluted Common Share (Q4 2023)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending December 31, 2023	GAAP			Non-GAAP
Numerator:
Net income	$13	-	$20	$20	-	$27
Interest expense associated with convertible notes	—		—	—		—
Net income available to common shareholders	$13	-	$20	$20	-	$27

Denominator:
Basic weighted average shares outstanding	56		56	56		56
Effect of potentially dilutive share-based awards	1		1	1		1
Dilutive effect of 2025 Convertible Senior Notes	—		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	2		2	1		1
Diluted weighted average shares outstanding	59		60	60		60

Net income per common share:
Income per diluted common share	$0.22	-	$0.33	$0.35	-	$0.45

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q4 2023)

(in millions)
(unaudited)

Guidance for the three months ending December 31, 2023
GAAP Net income	$13	-	$20
Share-based compensation	7	-	7
Amortization	2	-	2
Income tax expense (benefit)	1	-	1
Non-GAAP Operating income	$23	-	$30

Note: Amounts may not calculate precisely due to rounding.